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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 17, 1997, included in Tenneco Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
July 9, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 20, 1997, included in the Annual Report of the Tenneco Thrift Plan for Hourly Employees on Form 11-K for the year ended December 31, 1996.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
July 9, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 20, 1997, included in the Annual Report of the Tenneco Thrift Plan on Form 11-K for the year ended December 31, 1996.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
July 9, 1997